UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2008

Triple Crown Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51636	20-3012824
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

546 East Main Street, Lexington, Kentucky	40508
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (859) 226-4678

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant’s Business and Operatons

Item 1.01 Entry Into a Material Definative Agreement.

On February 15, 2008, Triple Crown Media, Inc. (the “Company”) entered into Amendment No. 4 to its (i) First Lien Senior Credit Agreement and (ii) Second Lien Senior Secured Credit Agreement” (collectively, the “Amendments”), in each case by and among the Company, as borrower, and the other parties thereto. The Amendments are attached hereto and incorported hereby by reference as Exhibits 10.1 and 10.2, respectively.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description
Exhibit 10.1	Amendment No. 4 to the First Lien Senior Secured Credit Agreement

Exhibit 10.2	Amendment No. 4 to the Second Lien Secured Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Triple Crown Media, Inc.
Date: February 21, 2008

	By:	/s/ Mark G. Meikle
	Name:	Mark G. Meikle
	Title:	Executive Vice President and
Chief Financial Office